Nuveen Exchange-Traded Funds

Providing tax-free income to help you live your dreams

SELECT MATURITIES (NIM)

SEMIANNUAL REPORT/NOVEMBER 30, 1996

Photographic image of couple walking on beach.

         CONTENTS

  3  Dear shareholder
  5  Answering your questions
 10  Fund performance
 11  Commonly used terms
 13  Shareholder meeting report
 14  Portfolio of investments
 21  Statement of net assets
 22  Statement of operations
 23  Statement of changes in net assets
 24  Notes to financial statements
 30  Financial highlights

"Municipal bonds continue to play an important role in meeting the investment goals of conservative investors."

Photographic image of headshot of Chairman and Chief Executive Officer of Nuveen.

Dear
shareholder

As we begin a new year, I am pleased to have this opportunity to report to you on the performance of your fund, which continues to achieve its goal of delivering attractive tax-free income from a portfolio of investment-grade quality municipal bonds. Because the proceeds from these bonds are used to maintain and improve our nation's infrastructure, your investment has several benefits: As you support the publicly funded projects that enhance your communities, you also benefit from the credit strength of these communities and receive income that is exempt from federal income taxes.

  Municipal bonds continue to play an important role in meeting the investment goals of conservative investors. As of November 30, 1996, investors in the Nuveen Select Maturities Municipal Fund were receiving an annual tax-free yield of 5.89%. To match this yield, an investor in the 36% federal income tax bracket would have had to earn 9.20% on taxable alternatives. During the past few years, as the bond market fluctuated in value, the net asset value of the fund tended to react more quickly than the fund's share price. At the time of this writing, the fund's share price was $11.00 per share, and its net asset value was $11.88 per share. Over the past 12 months, the fund posted a total return on net asset value of 5.41%, equivalent to a taxable total return of 8.55%.

  This performance is especially encouraging in light of a bond market that essentially ended the year where it began. The current economy reflects a combination of factors that traditionally bode well for the bond market. Yields remain attractive, and the economy continues to expand at a moderate pace. We believe that the fund is positioned to perform well in changing markets due to both Nuveen's prudent portfolio management philosophy--which employs research-oriented bond selection--as well as our conservative dividend policy. By setting dividends at levels that are expected to remain stable for at least six months, Nuveen strives to smooth out periods of market fluctuation, enabling investors to depend on their tax-free dividends with confidence. With this focus, we anticipate many more years of progress and success for fund shareholders.

  At the same time, Nuveen continues to meet the challenge of our investors' expanding needs for capital preservation, current income, and future growth. In November, we introduced the Nuveen Growth and Income Stock Fund, the first of three equity-based mutual funds designed to provide a complement to our current municipal bond funds. Tailor-made to address the needs of many Nuveen investors, these funds can play a critical role in achieving a balanced strategy for investors who expect their investments to provide a core element of their financial security.

  In an additional move to increase the range of investment solutions available to our investors, Nuveen has acquired Flagship Resources Inc., a highly regarded fixed-income mutual fund specialist that shares our views on the importance of research and emphasizes a conservative, value-oriented approach to portfolio management. We are currently in the process of combining our tax-exempt mutual fund activities, which will result in the broadest selection of municipal bond funds available in the U.S.

  We are excited about these recent developments, and we are pleased to be bringing our investors expanded options for achieving wealth preservation, dependable income, and long-term asset growth. Thank you for your continued confidence in Nuveen and our family of investments.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

January 15, 1997

Answering your
questions

Tom Spalding, head of Nuveen's portfolio management team, talks about 1996's municipal bond market and offers insights into factors that affected performance

How would you categorize the municipal market over the past 12 months?

Over the past year, the bond market--despite some fluctuations--has been relatively stable compared with recent years. While 1994 represented the worst period in recent bond market history and 1995 the best in a decade, 1996's bond market ended the year about where it began, rebounding from a mid-year decline.

  Following a strong start to the year, a succession of mixed reports affecting interest rate and inflation forecasts caused investors to view the markets alternatively with enthusiasm, then uncertainty. In the third quarter, evidence of an economic slowdown, the strong U.S. dollar, and lack of inflationary pressures combined to allay investor fears, sparking a rally in bonds that continued through the post-election period. Throughout the year, the municipal market continued to reward investors with solid returns, dependable income, and opportunities to purchase bonds with strong credit quality.

Photographic image of Tom Spalding, Portfolio Manager at Nuveen.

Tom Spalding, head of Nuveen's portfolio management team, answers investors' questions on developments in the municipal market.

  A look at the current economy shows a positive tone, reflecting a combination of factors that historically bode well for the bond market, especially long-term issues. Yields remain attractive, as inflation maintains the same modest pace that it has demonstrated over the past five years, giving every indication of being well under control. At the same time, the economy continues to moderate, as evidenced by the lack of price pressure at the consumer and producer levels, steady employment statistics, low labor costs, and a stable money supply.

What principal factors affected the bond market--and Nuveen funds--in 1996?

In 1996, the continued euphoria in the equity market focused investors' attention on stocks and brought record amounts of new money into stock-based mutual funds, bypassing the bond market. Some investors, concerned about an eventual correction in the stock market, decided to take their profits, but adopted a wait-and-see attitude about investing capital gains, electing to go with short-term vehicles until a clearer picture of market trends emerged. Both of these events affected demand for bond issues of all types.

  Although they were the focus of much specula tion, interest rates, a key factor affecting bond market performance, were relatively stable in 1996 compared with the two previous years. Over the past 12 months, the yield on the 30-year Treasury bond, which serves as a benchmark for long-term interest rates, operated within a range of 130 basis points, compared with ranges exceeding 200 basis points in both 1994 and 1995. In 1994 and into early 1995, the Federal Reserve made an unprecedented series of moves to tighten interest rates; the result was the worst bond market in recent history. As 1995 progressed, the Fed reacted to low inflation statistics by easing rates, and the bond market rallied. In 1996, constant conjectures about the Fed's next interest rate move--as well as worries about the potential return of inflation and uncertainty over the direction of the economy--caused numerous fits and starts in the bond market. Adding to the general concern in the pre-election months was the debate about the flat tax and its effect on tax-free investments such as municipal bonds. As the election settled that question and the Fed continued to stand pat on interest rates, the bond market enjoyed a resurgence of confidence in the post-election period, making up much of the ground it had lost during the summer doldrums.

Has Nuveen continued to follow a value investing approach during this period?

Yes. At Nuveen, we define value investing as a disciplined approach to security selection and portfolio construction that concentrates on identifying individual bonds with current yields, prices, credit quality, and future prospects that are exceptionally attractive in relation to other bonds in the market. We continue to believe that this approach is the best investment strategy for the funds we manage.

  Successful value investing depends on obtaining detailed insights into the outlook for individual issuers and the characteristics of specific bonds--information that may go beyond that used by the market as a whole. That's where our award-winning Research Department excels. To find the municipal bonds we consider for our portfolios, Nuveen Research uses its special insights to help portfolio managers target bonds that may be upgraded, which results in a higher level of quality and safety in the portfolios, as well as bonds that are anticipated to increase in value as the result of factors as yet unrecognized by the investment community in general.

  We continue to be committed to maintaining Nuveen's tradition of value investing and prudent management, with a focus on building shareholder value, providing research-oriented management, and delivering dependable performance, in the belief that this will contribute to many more years of investment success for our fund shareholders.

What is the status of bond calls in the fund's portfolio?

Bond call exposure for this fund is moderate. The bond market has dealt with the issue of bond calls and pre-refundings for years. Although this has put some pressure on the dividends of our older funds (those issued before 1991), all of our funds have performed very well through this period.


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

NUVEEN SELECT MATURITIES MUNICIPAL FUND
NIM

In keeping with the Fund's goal of providing attractive, dependable tax-free income, shareholders have enjoyed 36 months of steady dividends. In addition, shareholders received a capital gains distribution in December 1995.


12 MONTH DIVIDEND HISTORY

     Date      Monthly Dividends  Supplemental Dividends    Capital Gains

     12/13/95    $0.0540                                      .0433
      1/10/96    $0.0540
      2/13/96    $0.0540
      3/13/96    $0.0540
      4/11/96    $0.0540
      5/13/96    $0.0540
      6/12/96    $0.0540
      7/11/96    $0.0540
      8/13/96    $0.0540
      9/11/96    $0.0540
     10/10/96    $0.0540
     11/13/96    $0.0540


  FUND HIGHLIGHTS 11/30/96
   Yield                                      5.89%
   Taxable-equivalent yield                   9.20%
   Annual total return on NAV                 5.41%
   Taxable-equivalent total return            8.55%
   Share price                               $11.00
   NAV                                       $11.88

The dividend history used in this chart constitutes past performance and does not necessarily predict the future dividends of the Fund.


Commonly
used terms

Yield

An exchange-traded fund's annualized monthly dividend on a given date (in the case of this report, November 30, 1996) divided by its closing price per share on that date.

Taxable equivalent yield

The return an investor subject to a given federal income tax rate would need to obtain from a fully taxable investment to equal the fund's stated annualized yield on share price. In this report, this tax rate is assumed to be 36% for shareholders, based on 1996 incomes of $121,300-$263,750 for investors filing singly, $147,700-$263,750 for those filing jointly.

Net Asset Value (NAV)

The market value of all securities and other assets held by an exchange-traded fund, minus any liabilities. The NAV per share is the fund's net assets, divided by its total number of shares outstanding.

Total return on NAV

The percentage change in a fund's NAV per share for a given period, assuming reinvestment of all dividends and capital gains distributions, if any.


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Taxable equivalent total return

The total return an investor subject to a given income tax rate would need to obtain from a fully taxable investment to equal the fund's stated total return on NAV.

The fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as are deemed advisable. No shares were repurchased during the six months ended November 30, 1996. Any future repurchases will be reported to shareholders in the next annual or semiannual report.



SHAREHOLDER MEETING REPORT

On July 24, 1996, the Nuveen Select Maturities Fund held an Annual Meeting of
Shareholders. At the meeting, shareholders voted to elect directors of the Fund and to ratify the selection of Ernst & Young, L.L.P. as the auditors for the Fund. The directors elected at the meeting include: Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri, Margaret K. Rosenheim, Peter R. Sawers, and Timothy R. Schwertfeger.


                                          NIM
   APPROVAL OF THE DIRECTORS
   WAS REACHED AS FOLLOWS:
   Lawrence H. Brown
      For                             11,177,866
      Abstain                             84,835
                                      ----------
        Total                         11,262,701
                                      ==========
   Anthony T. Dean
      For                             11,177,966
      Abstain                             84,735
                                      ----------
        Total                         11,262,701
                                      ==========
   Anne E. Impellizzeri
      For                             11,183,966
      Abstain                             78,735
                                      ----------
        Total                         11,262,701
                                      ==========
   Margaret K. Rosenheim
      For                             11,183,267
      Abstain                             79,434
                                      ----------
        Total                         11,262,701
                                      ==========
   Peter R. Sawers
      For                             11,177,367
      Abstain                             85,334
                                      ----------
        Total                         11,262,701
                                      ==========
   Timothy R. Schwertfeger
      For                             11,184,867
      Abstain                             77,834
                                      ----------
        Total                         11,262,701
                                      ==========
   RATIFICATION OF AUDITORS
   WAS REACHED AS FOLLOWS:
      For                             11,118,156
      Against                             55,237
      Abstain                             89,308
                                      ----------
        Total                         11,262,701
                                      ==========

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

PORTFOLIO OF INVESTMENTS
(Unaudited)


  PRINCIPAL                                                                            OPT. CALL         MARKET
  AMOUNT           DESCRIPTION                                              RATINGS*   PROVISIONS**      VALUE


                   ARIZONA - 1.8%
     $ 2,470,000   Arizona Educational Loan Marketing Corporation,
                    Educational Loan Revenue Bonds, 6.375%, 9/01/05
                    (Alternative Minimum Tax)                                 Aa      9/02 at 101     $ 2,602,417
-------------------------------------------------------------------------------------------------------------------
                   ARKANSAS - 0.9%
       1,190,000   Arkansas Student Loan Authority, Student Loan
                    Revenue Bonds, Series 1992A-2 (Subordinate),
                    6.750%, 6/01/06 (Alternative Minimum Tax)                  A      6/01 at 102       1,271,467
-------------------------------------------------------------------------------------------------------------------
                   COLORADO - 6.3%
       5,500,000   City and County of Denver, Colorado, Airport
                    System Revenue Bonds, Series 1991A,
                    8.750%, 11/15/23 (Alternative Minimum Tax)               Baa     11/01 at 102       6,534,440
       1,405,846   El Paso County,Colorado, Single Family Mortgage
                    Revenue Tax-Exempt Refunding Bonds, Series
                    1992A Class A-2, 8.750%, 6/01/11                         Aaa     No Opt. Call       1,532,625
       1,000,000   Summit County, Colorado, Sports Facilities Refunding
                    Revenue Bonds (Keystone Resorts Management, Inc.
                    Project), Series 1990, 7.750%, 9/01/06                    A-     No Opt. Call       1,201,740
-------------------------------------------------------------------------------------------------------------------
                   DISTRICT OF COLUMBIA - 4.7%
       1,000,000   District of Columbia (Washington, D.C.), General
                    Obligation Refunding Bonds, Series 1994A,
                    6.000%, 6/01/11                                          Aaa     No Opt. Call       1,070,230
       5,400,000   District of Columbia (Washington, D.C.), General
                    Obligation Refunding Bonds, Series 1993A,
                    6.000%, 6/01/07                                          Aaa     No Opt. Call       5,791,500
-------------------------------------------------------------------------------------------------------------------
                   FLORIDA - 4.2%
       2,000,000   State of Florida, Faith and Credit, State Board of
                    Education, Public Education Capital Outlay Bonds,
                    Series 1986-C, 7.100%, 6/01/07                           Aaa     No Opt. Call       2,085,060
       3,500,000   Hillsborough County Industrial Development
                    Authority, Pollution Control Revenue Refunding
                    Bonds (Tampa Electric Company Project), Series
                    1992, 8.000%, 5/01/22                                     AA      5/02 at 103       4,089,890
-------------------------------------------------------------------------------------------------------------------
                   GEORGIA - 8.8%
       2,540,000   Municipal Electric Authority of Georgia, General
                    Power Revenue Bonds, 1992B Series,
                    7.500%, 1/01/07                                          Aaa     No Opt. Call       3,041,523
       1,800,000   State of Georgia, General Obligation Bonds, 1994-D,
                    6.700%, 8/01/09                                          Aaa     No Opt. Call       2,102,094
         890,000   Urban Residential Finance Authority, Of The City Of
                    Atlanta, Revenue Bonds (Landrum Arms Project),
                    Series 1994, 6.750%, 7/01/04                             N/R     No Opt. Call         934,019


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


       PRINCIPAL                                                                        OPT. CALL          MARKET
          AMOUNT   DESCRIPTION                                              RATINGS*    PROVISIONS**       VALUE


                   GEORGIA (CONTINUED)
     $ 5,755,000   Development Authority of Burke County,Georgia,
                    Pollution Control Revenue Bonds (Oglethorpe
                    Power Corporation Vogtle Project),Series 1992,
                    8.000%, 1/01/15                                          Aaa      1/03 at 103     $ 6,834,523
-------------------------------------------------------------------------------------------------------------------
                   ILLINOIS - 11.0%
       4,300,000   Illinois Development Finance Authority, Child Care
                    Facility Revenue Bonds, Series 1992 (Illinois
                    Facilities Fund Project), 7.400%, 9/01/04                N/R      9/02 at 102       4,515,688
       2,465,000   Illinois Housing Development Authority, Section 8
                    Elderly Housing Revenue Bonds (Skyline Towers
                    Apartments), Series 1992B, 6.625%, 11/01/07                A     11/02 at 102       2,605,382
       1,300,000   General Obligation Lease Certificates, 1992 Series A
                    (Board of Education of the City of Chicago), Illinois,
                    6.125%, 1/01/07                                          Aaa     No Opt. Call       1,431,495
       2,720,000   Chicago Metropolitan Housing Development
                    Corporation (Chicago, Illinois), Housing
                    Development Revenue Refunding Bonds (FHA-
                    Insured Mortgage Loan-Section 8 Assisted Project),
                    Series 1993B, 5.700%, 1/01/13                            Aaa      7/03 at 100       2,736,157
       3,000,000   City of Chicago, Illinois, Tax Increment Allocation
                    Revenue and Refunding Bonds (Stockyards
                    Industrial-Commercial Redevelopment Project),
                    Series 1994A, 9.250%, 1/01/12                            N/R     No Opt. Call       3,341,700
         680,000   City of Danville, Vermilion County, Illinois, Single
                    Family Mortgage Revenue Refunding Bonds, Series
                    1993, 7.300%, 11/01/10                                    A1     11/03 at 102         717,754
         800,000   City of Rock Island, Illinois, Residential Mortgage
                    Revenue Refunding Bonds, Series 1992,
                    7.700%, 9/01/08                                           Aa      9/02 at 102         857,912
-------------------------------------------------------------------------------------------------------------------
                   INDIANA - 5.7%
                   The Indianapolis Local Public Improvement Bond
                    Bank, Series 1992 D Bonds:
       1,000,000    6.400%, 2/01/05                                           A+     No Opt. Call       1,099,930
       1,000,000    6.600%, 2/01/07                                           A+     No Opt. Call       1,119,500
       2,100,000   The Indianapolis Local Public Improvement Bond
                    Bank, Transportation Revenue Bonds, Series 1992,
                    6.000%, 7/01/10                                           Aa      7/03 at 102       2,223,270
       1,540,000   The Trustees of Indiana University, Indiana University
                    Facility Revenue Bonds, Series 1994A,
                    6.000%, 11/15/06                                         Aaa     No Opt. Call       1,683,020
       2,000,000   Hospital Authority of Elkhart County, Indiana,
                    Hospital Revenue Bonds, Series 1992 (Elkhart
                    General Hospital, Inc.), 7.000%, 7/01/08                  A1      7/02 at 102       2,188,780

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


         PRINCIPAL                                                                     OPT. CALL         MARKET
         AMOUNT    DESCRIPTION                                              RATINGS*   PROVISIONS**      VALUE


                   LOUISIANA - 1.4%
     $ 2,000,000   Louisiana Public Facilities Authority, Student Loan
                    Revenue Bonds, 6.750%, 9/01/06 (Alternative
                    Minimum Tax)                                             Aaa      9/02 at 102     $ 2,121,580
-------------------------------------------------------------------------------------------------------------------
                   MAINE - 1.1%
       1,500,000   Maine Educational Loan Marketing Corporation,
                    Student Loan Revenue Bonds, Series 1992, Student
                    Loan Revenue Refunding Bonds, Subordinate
                    Series 1992A-2, 6.600%, 5/01/05 (Alternative
                    Minimum Tax)                                               A      5/02 at 101       1,579,275
-------------------------------------------------------------------------------------------------------------------
                   MARYLAND - 1.4%
       2,000,000   Anne Arundel County, Maryland, Multi-Family Housing
                    Revenue Bonds (Woodside Apartments Project),
                    Series 1994, 7.450%, 12/01/24 (Alternative
                    Minimum Tax), (Mandatory put 12/01/03)                  BBB+     No Opt. Call       2,112,460
-------------------------------------------------------------------------------------------------------------------
                   MASSACHUSETTS - 1.2%
       1,760,000   Massachusetts Municipal Wholesale Electric
                    Company, Power Supply System Revenue Bonds,
                    1994 Series B, 4.700%, 7/01/06                           Aaa     No Opt. Call       1,736,557
-------------------------------------------------------------------------------------------------------------------
                   MICHIGAN - 2.9%
       3,800,000   Greater Detroit Resource Recovery Authority,
                    Michigan, Resource Revenue Refunding Bonds,
                    Series 1996-A, 6.250%, 12/13/07                          Aaa     No Opt. Call       4,209,336
-------------------------------------------------------------------------------------------------------------------
                   NEBRASKA - 4.2%
                   Nebraska Public Gas Agency, Gas Supply System
                    Revenue Bonds, 1995 Series A:
       1,000,000    5.250%, 4/01/02                                         Baa1     No Opt. Call       1,009,980
       1,250,000    5.300%, 4/01/03                                         Baa1     No Opt. Call       1,259,938
       1,000,000    5.400%, 4/01/04                                         Baa1     No Opt. Call       1,008,960
       2,400,000   Airport Authority of the City of Omaha (Nebraska),
                    Airport Facilities Revenue Refunding Bonds, Series
                    1991, 8.375%, 1/01/14                                      A      1/02 at 102       2,819,088
-------------------------------------------------------------------------------------------------------------------
                   NEW YORK - 13.6%
       2,000,000   New York State Medical Care, Facilities Finance
                    Agency, FHA-Insured Mortgage Project Revenue
                    Bonds, 1995 Series C, 6.100%, 8/15/15                    AA+      2/06 at 102       2,086,460
       2,000,000   The City of New York, General Obligation Bonds,
                    Fiscal 1996 Series B, 6.750%, 8/15/03                   Baa1     No Opt. Call       2,177,080



         PRINCIPAL                                                                      OPT. CALL        MARKET
         AMOUNT    DESCRIPTION                                              RATINGS*    PROVISIONS**     VALUE


                   NEW YORK (CONTINUED)
                   The City of New York, General Obligation Bonds,
                    Fiscal 1991 Series D:
     $ 1,910,000    9.500%, 8/01/02 (Pre-refunded to 8/01/01)               Baa1  8/01 at 101 1/2     $ 2,333,256
       2,090,000    9.500%, 8/01/02                                         Baa1  8/01 at 101 1/2       2,491,573
       4,000,000   New York City Housing Development Corporation,
                    Multi-Family Housing Revenue Bonds, 1993
                    Series A, 5.700%, 11/01/13                                Aa      5/03 at 102       4,023,680
       4,000,000   New York City Industrial Development Agency,
                    Amended and Restated Industrial Development
                    Revenue Bonds (1991 Japan Airlines Company,
                    Ltd. Project), 6.000%, 11/01/15 (Alternative
                    Minimum Tax)                                             Aaa     11/04 at 102       4,107,800
       2,130,000   City of Niagara Falls, Niagara County, New York,
                    Water Treatment Plant (Serial),Bonds, 1994,
                    8.500%, 11/01/07 (Alternative Minimum Tax)               Aaa     No Opt. Call       2,757,732
-------------------------------------------------------------------------------------------------------------------
                   OHIO - 5.4%
       2,000,000   Akron, Bath and Copley Joint Township Hospital
                    District, Ohio, Hospital Facilities Revenue Bonds,
                    Series 1992 (Summa Health System Project),
                    6.250%, 11/15/07                                           A     11/02 at 102       2,087,100
       4,500,000   County Of Hamilton, Ohio, Hospital Facilities
                    Revenue, Refunding Bonds, Series 1992A
                    (Bethesda Hospital, Inc.), 6.250%, 1/01/06                A1     No Opt. Call       4,773,285
       1,000,000   City of Oxford, Ohio, Water Supply System Mortgage
                    Revenue, Series 1992 Refunding Bonds,
                    6.000%, 12/01/14                                         Aaa     12/02 at 102       1,048,170
-------------------------------------------------------------------------------------------------------------------
                   PENNSYLVANIA - 1.5%
       1,890,000   Pennsylvania Higher Educational Facilities Authority,
                    College and University Revenue Bonds, 9th Series,
                    7.625%, 7/01/15                                          Aaa      No Opt.Call       2,238,006
-------------------------------------------------------------------------------------------------------------------
                   RHODE ISLAND - 2.1%
       3,000,000   Rhode Island Housing and Mortgage, Finance
                    Corporation, Homeownership Opportunity
                    Bonds, Series 7, 6.500%, 4/01/25 (Alternative
                    Minimum Tax)                                             AA+      4/02 at 102       3,069,840
-------------------------------------------------------------------------------------------------------------------
                   SOUTH DAKOTA - 2.1%
       2,925,000   South Dakota Student Loan Assistance Corporation,
                    Student Loan Revenue Bonds, Series 1989-C,
                    7.400%, 8/01/99 (Alternative Minimum Tax)                  A     No Opt. Call       3,065,400



         PRINCIPAL                                                                      OPT. CALL        MARKET
         AMOUNT    DESCRIPTION                                              RATINGS*    PROVISIONS**     VALUE


                   TENNESSEE - 0.7%
     $ 1,000,000   Tennessee Housing Development Agency,
                    Homeownership Program Bonds, Issue WR,
                    Series 1992, 6.400%, 7/01/06                              Aa      7/02 at 102     $ 1,035,980
-------------------------------------------------------------------------------------------------------------------
                   TEXAS - 4.9%
       1,415,000   City of Austin, Texas, Water, Sewer and Electric
                    Refunding Revenue Bonds, Series 1982,
                    14.000%, 11/15/01                                          A     No Opt. Call       1,832,057
         625,000   Austin-Travis County MHMR Center Revenue Bonds
                    (Mental Health and Mental Retardation Center
                    Facilities Acquisition Program), Series 1995-A,
                    6.500%, 3/01/15                                          Aaa      3/05 at 102         681,025
       1,165,000   City of Galveston Property Finance Authority, Inc.,
                    Single Family Mortgage Revenue Bonds, Series
                    1991A, 8.500%, 9/01/11                                     A      9/01 at 103       1,268,161
       1,185,000   Texas Community MHMR Centers Revenue Bonds
                    (Mental Health and Mental Retardation Center
                    Facilities Acquisition Program), Series 1995 A-E,
                    6.500%, 3/01/15                                          Aaa      3/05 at 102       1,291,223
       1,200,000   Travis County Health Facilities Development
                    Corporation, Hospital Revenue Bonds (Daughters
                    of Charity Health Services of Austin), Series 1993B,
                    5.900%, 11/15/07                                          Aa     11/03 at 102       1,267,188
         855,000   Tri-County MHMR Services Revenue Bonds (Mental
                    Health and Mental Retardation Center Facilities
                    Acquisition Program), Series 1995-E,
                    6.500%, 3/01/15                                          Aaa      3/05 at 102         931,642
-------------------------------------------------------------------------------------------------------------------
                   VIRGINIA - 1.5%
       2,000,000   Hampton Redevelopment and Housing Authority
                    Multi-Family Housing Revenue Refunding Bonds,
                    Series 1994 (Chase Hampton II Apartments),
                    7.000%, 7/01/24 (Mandatory put 7/01/04)                 Baa2      7/02 at 104       2,164,640
-------------------------------------------------------------------------------------------------------------------
                   WASHINGTON - 10.5%
                   Washington Health Care Facilities Authority, Revenue Bonds,
                    Series 1996 (Yakima Valley Memorial Hospital Association,
                    Yakima):
       1,880,000    6.000%, 12/01/09                                         AAA     No Opt. Call       2,022,710
       1,500,000    6.000%, 12/01/10                                         AAA     No Opt. Call       1,602,885
                   Washington Public Power Supply System, Nuclear
                    Project No. 1 Refunding Revenue Bonds,
                    Series 1993A:
       2,500,000    7.000%, 7/01/07                                          Aa1     No Opt. Call       2,875,925
       3,000,000    7.000%, 7/01/08                                          Aa1     No Opt. Call       3,493,950



         PRINCIPAL                                                                      OPT. CALL        MARKET
         AMOUNT    DESCRIPTION                                              RATINGS*    PROVISIONS**     VALUE


                   WASHINGTON (CONTINUED)
     $ 7,000,000   Washington Public Power Supply System, Nuclear
                    Project No. 3 Refunding Revenue Bonds, Series
                    1990B, 0.000%, 7/01/06                                   Aa1     No Opt. Call     $ 4,223,170
       1,255,000   Public Utility District No. 1, of Douglas County,
                    Washington, Wells Hydroelectric Revenue Bonds,
                    Series of 1990, 7.700%, 9/01/08 (Alternative
                    Minimum Tax)                                              A+      9/00 at 102       1,382,470
-------------------------------------------------------------------------------------------------------------------
    $134,090,846   Total Investments - (cost $135,510,240) - 97.9%                                    143,801,698
=================--------------------------------------------------------------------------------------------------
                   TEMPORARY INVESTMENTS IN SHORT-TERM
                   MUNICIPAL SECURITIES - 0.6%
      $  100,000   Joliet Regional Port District Marine Terminal
                    Revenue Refunding Bonds (Exxon Project), 1989
                    Variable Rate Demand Bonds, 4.050%, 10/01/24+           A-1+                          100,000
         800,000   The City of New York, General Obligation Bonds,
                    Fiscal 1995 Series B, Variable Rate Demand Bonds,
                    4.050%, 8/15/22+                                      VMIG-1                          800,000
-------------------------------------------------------------------------------------------------------------------
      $  900,000   Total Temporary Investments - 0.6%                                                     900,000
=================--------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 1.5%                                                 2,213,383
-------------------------------------------------------------------------------------------------------------------
                   Net Assets - 100%                                                                 $146,915,081
===================================================================================================================


                                                                         NUMBER       MARKET              MARKET
                       STANDARD & POOR'S                MOODY'S          OF ISSUES    VALUE               PERCENT


  SUMMARY OF                         AAA                      Aaa               22     $ 53,056,893            37%
  RATINGS*                  AA+, AA, AA-        Aa1, Aa, Aa2, Aa3               12       31,849,682            22
  PORTFOLIO OF                        A+                       A1                6       11,281,719             8
  INVESTMENTS                      A, A-                A, A2, A3                9       17,729,670            12
  (EXCLUDING             BBB+, BBB, BBB-    Baal, Baa, Baa2, Baa3                9       21,092,327            15
  TEMPORARY                    Non-rated                Non-rated                3        8,791,407             6
  INVESTMENTS):
-------------------------------------------------------------------------------------------------------------------
  TOTAL                                                                         61     $143,801,698           100%
===================================================================================================================


* Ratings: Using the higher of Standard & Poor's or Moody's rating.
N/R - Investment is not rated.
** Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.



STATEMENT OF NET ASSETS
(Unaudited)


   ASSETS
   Investments in municipal securities, at market
      value (note 1)                                      $143,801,698
   Temporary investments in short-term municipal
      securities, at amortized cost (note 1)                   900,000
   Receivables:
      Interest                                               2,649,943
      Investments sold                                         345,674
   Other assets                                                  8,147
                                                          ------------
        Total assets                                       147,705,462
                                                          ------------

   LIABILITIES
   Accrued expenses:
      Management fees (note 6)                                  59,818
      Other                                                     62,549
   Dividends payable                                           668,014
                                                          ------------
        Total liabilities                                      790,381
                                                          ------------
   Net assets (note 7)                                    $146,915,081
                                                          ============

   Shares outstanding                                       12,370,635
                                                          ============

   Net asset value per share outstanding (net
      assets divided by shares outstanding)                   $  11.88
                                                          ============

   See accompanying notes to financial statements.


STATEMENT OF OPERATIONS
Six months ended November 30, 1996
(Unaudited)



   INVESTMENT INCOME
   Tax-exempt interest income (note 1)                           $4,352,756
                                                                 ----------
   Expenses:
      Management fees (note 6)                                      360,596
      Shareholders' servicing agent fees and expenses                12,665
      Custodian's fees and expenses                                  22,079
      Trustees' fees and expenses (note 6)                            1,228
      Professional fees                                               8,068
      Shareholders' reports--printing and mailing expenses           35,654
      Stock exchange listing fees                                    16,685
      Investor relations expense                                      5,741
      Other expenses                                                  4,224
                                                                 ----------
        Total expenses                                              466,940
                                                                 ----------
          Net investment income                                   3,885,816
                                                                 ----------


   REALIZED AND UNREALIZED GAIN
   (LOSS) FROM INVESTMENTS
   Net realized gain (loss) from investment transactions
      (notes 1 and 3)                                              (92,744)
   Net change in unrealized appreciation or depreciation
      of investments                                              3,766,360
                                                                 ----------
          Net gain from investments                               3,673,616
                                                                 ----------
   Net increase in net assets from operations                    $7,559,432
                                                                 ==========

   See accompanying notes to financial statements.


STATEMENT OF CHANGES
IN NET ASSETS
(Unaudited)


                                                             6 months ended    Year ended
                                                                11/30/96         5/31/96
-------------------------------------------------------------------------------------------

   OPERATIONS
   Net investment income                                        $ 3,885,816     $ 7,938,793
   Net realized gain (loss) from investment transactions            (92,744)        922,639
   Net change in unrealized appreciation or depreciation
      of investments                                              3,766,360      (2,000,905)
                                                               ------------    ------------
        Net increase in net assets from operations                7,559,432       6,860,527
                                                               ------------    ------------

   DISTRIBUTIONS TO SHAREHOLDERS (note 1)
   From undistributed net investment income                     (4,008,086)      (8,031,140)
   From accumulated net realized gains from investment
      transactions                                                   --            (517,776)
                                                                ------------    ------------
   Decrease in net assets from distributions to
      shareholders                                               (4,008,086)     (8,548,916)
                                                               ------------    ------------

   CAPITAL SHARE TRANSACTIONS (note 2)
   Net proceeds from shares issued to shareholders due
      to reinvestment of distributions                               --              65,320
                                                                ------------    ------------
   Net increase in net assets derived from capital
      share transactions                                             --              65,320
                                                                ------------    ------------
        Net increase (decrease) in net assets                     3,551,346      (1,623,069)
   Net assets at beginning of period                            143,363,735     144,986,804
                                                               ------------    ------------
   Net assets at end of period                                 $146,915,081    $143,363,735
                                                               ============    ============
   Balance of undistributed net investment income at
      end of period                                              $  225,970      $  348,240
                                                               ============    ============

   See accompanying notes to financial statements.


NOTES TO FINANCIAL STATEMENTS
(Unaudited)


                          1. GENERAL INFORMATION AND SIGNIFICANT
                          ACCOUNTING POLICIES
                          At November 30, 1996, the Fund covered in this report and its corresponding New York Stock Exchange symbol is Nuveen Select Maturities Municipal Fund
                          (NIM).

                          The Fund has invested in a diversified,
                          investment-grade quality portfolio of municipal obligations with intermediate characteristics having an initial average effective maturity of approximately ten years. In assembling and managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years, that in the opinion if the Fund's investment adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Fund's investment adviser, Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity for the Fund's portfolio of between eight and twelve years.

                          The Fund is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company.

                          The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation      Portfolio securities for which market
                          quotations are readily available are valued at the mean between the quoted bid and asked prices or the yield equivalent. Portfolio securities for which market quotations are not readily available are valued at fair value by consistent application of methods determined in good faith by the Board of Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at amortized cost.

Securities Transactions   Securities transactions are recorded on
                          a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date.
                          The securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to its purchase commitments. At November 30, 1996, there were no such purchase commitments in the Fund.

Interest Income           Interest income is determined on the basis of
                          interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Federal Income Taxes      The Fund intends to comply with the requirements of
                          the Internal Revenue Code applicable to regulated investment companies by distributing to shareholders all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investments transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and             Tax-exempt net investment income is declared as a
Distributions to          dividend monthly and payment is made or reinvestment
Shareholders              is credited to shareholder accounts after month-end.
                          Net realized capital gains and/or market discount from investment transactions are distributed to shareholders not less frequently than annually.
                          Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

                          Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Derivative Financial      In October 1994, the Financial Accounting Standards
Instruments               Board (FASB) issued Statement of Financial Accounting
                          Standards No. 119 Disclosure about Derivative
                          Financial Instruments and Fair Value of Financial
                          Instruments which prescribes disclosure requirements for transactions in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, the Fund did not make any such investments during the six months ended
                          November 30, 1996.

Use of Estimates          The preparation of financial statements
                          in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

                          2. FUND SHARES
                          There were no share transactions during the six months ended November 30, 1996. The Fund issued 5,489 shares due to reinvestment of distributions during the year ended May 31, 1996.

                          3. SECURITIES TRANSACTIONS
                          Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the six months ended November 30, 1996, were as follows:


   PURCHASES
   Investments in municipal securities                $6,853,927
   Temporary municipal investments                     2,000,000

   SALES AND MATURITIES
   Investments in municipal securities                 6,232,917
   Temporary municipal investments                     2,800,000
                                                       =========


                          At November 30, 1996, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

                          4. DISTRIBUTIONS TO SHAREHOLDERS
                          On December 2, 1996, the Fund declared a dividend distribution of $.0540 per share from its tax-exempt net investment income which was paid December 31, 1996, to shareholders of record on December 15, 1996.

                          5. UNREALIZED APPRECIATION (DEPRECIATION)
                          Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 1996, were as follows:


   Gross unrealized:
      Appreciation                                     $8,347,679
      Depreciation                                        (56,221)
                                                     -------------
   Net unrealized appreciation                         $8,291,458
                                                     =============


                          6. MANAGEMENT FEES AND OTHER TRANSACTIONS
                          WITH AFFILIATES
                          Under the Fund's investment management agreement with the Adviser, the Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of the Fund:


   AVERAGE DAILY NET ASSET VALUE                            MANAGEMENT FEE
----------------------------------------------------------------------------

   For the first $125,000,000                                    .5 of 1%
   For the next $125,000,000                                  .4875 of 1
   For the next $250,000,000                                   .475 of 1
   For the next $500,000,000                                  .4625 of 1
   For the next $1,000,000,000                                  .45 of 1
   For net assets over $2,000,000,000                         .4375 of 1


                          The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Fund from the Adviser.

                          7. COMPOSITION OF NET ASSETS At November 30, 1996, net assets consisted of:


   Common shares, $.01 par value per share               $  123,706
   Paid-in surplus                                      138,037,345
   Balance of undistributed net investment income           225,970
   Accumulated net realized gain from
      investment transactions                               236,602
   Net unrealized appreciation of investments             8,291,458
                                                       ------------
        Net assets                                     $146,915,081
                                                       ============

   Authorized shares:
      Common                                              Unlimited
                                                       ============


                          8. INVESTMENT COMPOSITION
                          The Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At November 30, 1996, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:


   Revenue Bonds:
      Housing Facilities                                   16%
      Electric Utilities                                   15
      Health Care Facilities                               13
      Pollution Control Facilities                         11
      Educational Facilities                                8
      Transportation                                        8
      Lease Rental Facilities                               4
      Water/Sewer Facilities                                1
      Other                                                 8
   General Obligation Bonds                                11
   Escrowed Bonds                                           5
                                                         -----
                                                          100%
                                                         =====



                          In addition, 35% of the long-term and
                          intermediate-term investments owned by the Fund are either backed by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares.

                          All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

                          For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.


FINANCIAL HIGHLIGHTS
(Unaudited)


SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:


                                                    Operating performance
                                                                                        Dividends
                                 Net asset                           Net realized &     from
                                 value              Net              unrealized         tax-exempt       Distributions
                                 beginning          investment       gain (loss) from   net investment   from
                                 of period          income           investments        income           capital gains
6 mos. ended
         11/30/1996              $11.590            $.314              $.300            $(.324)           $ --
Year ended 5/31,
         1996                     11.730             .641              (.090)            (.648)           (.043)
         1995                     11.370             .643               .387             (.648)           (.022)
         1994                     11.710             .616              (.275)            (.646)           (.035)
9/18/92 to
         5/31/93                  11.300             .392               .455             (.322)             --



                                                                                        Total
                                                                     Per share          investment       Total
                                 Organiza-          Net asset        market             return           return on
                                 tion and           value end        value end          on market        net asset
                                 offering costs     of period        of period          value+           value+
6 mos. ended
         11/30/1996              $ --               $11.880          $11.000            1.77%             5.37%
Year ended 5/31,
         1996                      --                11.590           11.125            6.14              4.76
         1995                      --                11.730           11.125            7.67              9.51
         1994                      --                11.370           11.000           (1.90)             2.86
9/18/92 to
         5/31/93                 (.115)              11.710           11.875            1.74              6.54



                                                    Ratios/Supplemental data

                                                                     Ratio of
                                                                     net
                                 Net assets         Ratio of         investment
                                 end of             expenses         income             Portfolio
                                 period (in         to average       to average         turnover
                                 thousands)         net assets       net assets         rate

6 mos. ended
         11/30/1996              $146,915            .65%*            5.37%*             4%
Year ended 5/31,
         1996                     143,364            .63              5.45              25
         1995                     144,987            .65              5.64              38
         1994                     140,602            .72              5.26              11
9/18/92 to
         5/31/93                   91,599            .75*             5.11*             25

* Annualized.
+ Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

For nearly 100 years, Nuveen has earned its reputation as a tax-free income specialist.

photographic image of John Nuveen Sr., founder of Nuveen.

Your
investment
partner

Since 1898, John Nuveen & Co. Incorporated has worked to bring together the various participants in the municipal bond industry and build strong partnerships that benefit all concerned. Investors, financial advisers, municipal officials, investment bankers--Nuveen believes that forging relationships with these groups based on trust and value is the key to successful investing.

  As the oldest and largest municipal bond specialist in the United States, Nuveen's investment bankers work with issuers to understand and meet their needs in structuring and selling their bond issues.

  Nuveen also works closely with financial advisers around the country, including brokerage firms, banks, insurance companies, and independent financial planners, to bring the benefits of tax-free investing to you. These advisers are experts at identifying your needs and recommending the best solutions for your situation. Together we make a powerful team, helping you create a successful investment plan that meets your needs today and in the future.

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286

FSA-1-11.96